EXHIBIT 32
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    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of CoolSavings, Inc. (the "Company") for the quarterly period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      /s/   Matthew Moog                   /s/   David B. Arney
      -----------------------------        -----------------------------
      Matthew Moog                         David B. Arney
      Chief Executive Officer              Senior Vice President of
      (principal executive officer)        Operations and
      August 16, 2004                      Chief Financial Officer
                                           (principal financial officer)
                                           August 16, 2004